EX-10.4

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                                CREDIT AGREEMENT



                                      among



                                  PEAPOD, INC.





                                       and



                              KONINKLIJKE AHOLD NV





                      ____________________________________


                           Dated as of April 14, 2000

                      ____________________________________


                                   $20,000,000


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

                                TABLE OF CONTENTS


                                                                            Page



SECTION 1.  Amount and Terms of Credit.........................................1

         1.01     Commitment...................................................1
         1.02     Notice of Borrowing..........................................1
         1.03     Conversions..................................................2
         1.04     Interest.....................................................2
         1.05     Interest Periods.............................................3

SECTION 2.  Commitment.........................................................4

         2.01  [Reserved]......................................................4
         2.02  Voluntary Termination or Reduction of Unutilized Total
                Commitment.....................................................4
         2.03     Mandatory Prepayments and Commitment Reductions..............4

SECTION 3.  Payments...........................................................5

         3.01  Voluntary Prepayments...........................................5
         3.02  Method and Place of Payment.....................................5
         3.03  Net Payments....................................................5

SECTION 4A.  Conditions Precedent to Initial Loans.............................7

         4A.01  Execution of Agreement.........................................7
         4A.02  Fees. .........................................................7
         4A.03  Officer's Certificate..........................................7
         4A.04  Opinions of Counsel............................................7
         4A.05  Adverse Change, etc............................................7
         4A.06  Litigation.....................................................7
         4A.07  Approvals......................................................7
         4A.08  Transaction Documents..........................................8
         4A.09  Previous Bridge Loan; Security Documents.......................8
         4A.10  Security Documents.............................................8
         4A.11  Warrants.......................................................9
         4A.12  Split Pea Software Liquidation.................................9

SECTION 4B.  Conditions Precedent to All Loans.................................9

         4B.01  No Default; Representations and Warranties.....................9
         4B.02  Notice of Borrowing............................................9
         4B.03  Restrictions on Loans..........................................9
         4B.04 Security Documents.............................................10
         4B.05 Second Opinion of Counsel......................................10

SECTION 5.  Representations, Warranties and Agreements........................10

         5.01  Borrower Status................................................10
         5.02  Power and Authority............................................10
         5.03  No Violation...................................................11
         5.04  Litigation.....................................................11
         5.05  Use of Proceeds; Margin Regulations............................11
         5.06  Approvals......................................................11
         5.07  Investment Company Act.........................................11
         5.08  Public Utility Holding Company Act.............................12
         5.09  True and Complete Disclosure...................................12
         5.10  Financial Condition; Financial Statements; Projections, etc....12
         5.11  Security Interests.............................................13
         5.12  Compliance with Statutes, etc..................................13
         5.13  Tax Returns and Payments.......................................13
         5.14  Subsidiaries...................................................13
         5.15  Representations and Warranties in Transaction Documents........14
         5.16  Patents, etc...................................................14

SECTION 6.  Affirmative Covenants.............................................14

         6.01  Information Covenants..........................................14
         6.02  Books, Records and Inspections.................................16
         6.03  Payment of Taxes...............................................16
         6.04  Existence; Franchises..........................................16
         6.05  Compliance with Statutes, etc..................................16
         6.06  Good Repair....................................................17
         6.07  End of Fiscal Years; Fiscal Quarters...........................17
         6.08  Use of Proceeds................................................17
         6.09  Corporate Formalities..........................................17
         6.10  Compliance with Environmental Laws.............................17
         6.11  Performance of Obligations.....................................18

SECTION 7.  Negative Covenants................................................18

         7.01  Business.......................................................18
         7.02  Consolidation, Merger, Sale or Purchase of Assets, etc.........18
         7.03  Liens..........................................................18
         7.04  Indebtedness...................................................20
         7.05  Capital Expenditures...........................................20
         7.06  Advances, Investments and Loans................................20
         7.07  Dividends, etc.................................................20
         7.08  Transactions with Affiliates...................................21
         7.09  Prohibition on Creation of Subsidiaries........................21

SECTION 8.  Events of Default.................................................21

         8.01  Payments.......................................................21
         8.02  Representations, etc...........................................21
         8.03  Covenants......................................................21
         8.04  Default Under Other Agreements.................................21
         8.05  Bankruptcy, etc................................................22
         8.06  Security Documents.............................................22
         8.07  Judgments......................................................22
         8.08  Change of Control..............................................22
         8.09  Transaction Documents..........................................22

SECTION 9.  Definitions.......................................................23


SECTION 10.  Miscellaneous....................................................30

         10.01  Payment of Expenses, etc......................................30
         10.02  Right of Setoff...............................................32
         10.03  Notices.......................................................32
         10.04  Assignments...................................................32
         10.05  No Waiver; Remedies Cumulative................................32
         10.06  Calculations; Computations....................................32
         10.07  GOVERNING LAW; SUBMISSION TO JURISDICTION;
                 VENUE; WAIVER OF JURY TRIAL; WAIVER OF CERTAIN CLAIMS........33
         10.08  Counterparts..................................................34
         10.09  Effectiveness.................................................34
         10.10  Headings Descriptive..........................................34
         10.11  Amendment or Waiver...........................................34
         10.12  Survival......................................................34

SCHEDULE I         Existing Liens
SCHEDULE 5.04      Litigation
SCHEDULE 5.10(b)   Material Adverse Changes since December 31, 1999


EXHIBIT A          Form of Opinion of Sidley & Austin
EXHIBIT B          Form of Amended and Restated Collateral Assignment of
                    Intellectual Property
EXHIBIT C          Form of Amended and Restated Security Agreement

     CREDIT AGREEMENT, dated as of April 14, 2000, among PEAPOD, INC., a Delaware corporation (the "Borrower") and Koninklijke Ahold NV (the "Lender"). Unless otherwise defined herein, all capitalized terms used herein and defined in Section 9 are used herein as so defined.


                              W I T N E S S E T H :


     WHEREAS, subject to and upon the terms and conditions set forth herein, the Lender is willing to make available to the Borrower the credit facilities provided for herein;

     NOW, THEREFORE, IT IS AGREED:

     SECTION 1. Amount and Terms of Credit.

     1.01 Commitment. (a) Subject to and upon the terms and conditions set forth herein, the Lender agrees to make a revolving loan or revolving loans (each such term loan a "Loan" and together with any revolving loans made pursuant to clause
(i) of this Section 1.01 collectively, the "Loans") to the Borrower, which Loans
(i) shall be incurred by the Borrower pursuant to one or more drawings, at any time and from time to time during the period commencing on the Initial Borrowing Date and ending on the Maturity Date, (ii) shall, unless the Lender is unable to determine the Eurodollar Rate, at the option of the Borrower, be incurred and maintained as and/or converted into Base Rate Loans or Eurodollar Loans, (iii) may be repaid and reborrowed in accordance with the provisions hereof and (iv) shall not exceed the Commitment in aggregate principal amount at any one time outstanding.

     (b) The Borrower may not (i) incur Loans in excess of $3,000,000 (exclusive of Loans made to repay the Term Note or other obligations owing to the Lender or its Affiliates) in principal amount in any calendar month (or such greater amount as the Lender and the Borrower shall agree), (ii) incur Loans more than four times in any calendar month and (iii) incur Loans in excess of the amount of the budgeted cash flow requirements of the Borrower for its operations for the two week period following the Borrowing thereof, as set forth in a budget provided by the Borrower to the Lender and reasonably acceptable to the Lender; provided, however, it being understood that the Lender shall not object to the amount of the Borrowing request on the Second Borrowing Date to the extent such request is for an amount not to exceed $1,500,000.

     1.02 Notice of Borrowing. (a) Whenever the Borrower desires to incur Loans, the Borrower shall give the Lender at its Notice Office, prior to 12:00 Noon (New York time), at least three Business Days' (one Business Day's in the case of a Borrowing of Base Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Loans to be made hereunder. Each such notice shall specify (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day), (iii) whether the respective Borrowing shall consist of Base Rate Loans or (to the extent permitted) Eurodollar Loans and, if Eurodollar Loans, the Interest Period to be initially applicable thereto and
(iv) the proposed use of the proceeds of such Loans. The Notice of Borrowing will certify that the use of the proceeds of the Loan, and the timing of the use thereof, are in accordance with the cash flow budget for the following two weeks provided by the Borrower to the Lender.

     (b) The proceeds of the initial Loans hereunder shall be applied first (i) to repay all principal, accrued interest and the amounts owing under or evidenced by the Term Note or (ii) for the acquisition by the Lender of the Term Note (and in the case of such acquisition, the Term Note shall be deemed amended, restated and superseded hereby and the amount paid by the Lender to acquire the Term Note shall constitute a Loan hereunder). The proceeds of the Loans referred to in this Section 1.02(b) shall be remitted by the Lender directly to the holder of the Term Note and the Borrower hereby directs such disposition of such proceeds.

     (c) Subject to the terms and conditions of this Agreement and except as otherwise provided in Section 1.02(b) and elsewhere herein, the Lender shall make the proceeds of each requested Loan (other than Loans to repay obligations owing to the Lender or its Affiliates, which may be applied directly to such obligations) available to the Borrower by 2:00 p.m. (New York time) on the requested date of such borrowing in immediately available funds to the Borrower's account at the Northern Trust Company, Chicago, Illinois pursuant to the following wire transfer instructions: ABA #071000152; For Credit to 65781;
FBO: Peapod, Inc..

     1.03 Conversions. The Borrower shall have the option, unless the Lender is unable to determine the Eurodollar Rate, to convert on any Business Day occurring on or after the Initial Borrowing Date (but in no event may there be more than one conversion in any one month) all of the outstanding principal amount of Loans made pursuant to one or more Borrowings into a Borrowing or Borrowings of another Type of Loan. In no event may less than all of the Base Rate Loans be converted to Eurodollar Loans.

     1.04 Interest. (a) The unpaid principal amount of each Base Rate Loan shall bear interest from the date of the Borrowing thereof until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and
(ii) the  conversion  of such Base Rate Loan to a  Eurodollar  Loan  pursuant to
Section 1.03, at a rate per annum which shall at all times be the Applicable Base Rate Margin plus the Base Rate in effect from time to time.

     (b) The unpaid principal amount of each Eurodollar Loan shall bear interest for each interest period thereof from the date of the Borrowing until the earlier of (i) maturity (whether by acceleration or otherwise) of such Eurodollar Loan and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan at a rate per annum which shall at all times be the Applicable Eurodollar Margin plus the relevant Eurodollar Rate.

     (c) All overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the Base Rate in effect from time to time plus the sum of (i) 2% and (ii) the Applicable Base Rate Margin, provided that no Loan shall bear interest after maturity (whether by acceleration or otherwise) at a rate per annum less than 2% plus the rate of interest applicable thereto at maturity. Interest which accrues under this
Section 1.04(c) shall be payable on demand.

     (d) Interest shall accrue from and including the date of any Borrowing to, but excluding the date of, any repayment thereof and shall be payable monthly in arrears on the last Business Day of each month and on any repayment, prepayment or conversion (on the amount repaid, prepaid or converted) and at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

     (e) All computations of interest hereunder shall be made in accordance with
Section 10.06(b).

     (f) The Lender's determination of any interest rate shall, absent manifest error, be final and conclusive and binding on both parties.

     1.05 Interest Periods. (a) At the time the Borrower gives a notice of borrowing or notice of conversion (which must be given three Business Days prior to the requested conversion) in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans the Borrower shall have the right to elect, by giving the Lender written notice thereof (or telephonic notice promptly confirmed in writing), the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of the Borrower, be a one or three month period. Notwithstanding anything to the contrary contained above:

          (i) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

          (ii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

          (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day; and

          (iv) no Interest Period shall extend beyond the Maturity Date.

     (b) If, prior to the third Business Day prior to the expiration of any Interest Period, the Borrower has failed to elect a new Interest Period to be applicable to the respective Borrowing of Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Borrowing into a Borrowing of Base Rate Loans effective as of the expiration date of such current Interest Period.

     SECTION 2. Commitment.

     2.01 [Reserved]

     2.02 Voluntary Termination or Reduction of Unutilized Total Commitment. Upon at least two Business Days' prior written notice (or telephone notice promptly confirmed in writing) to the Lender at its Notice Office, the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate or partially reduce the unutilized Commitment in whole or in part.

     2.03 Mandatory Prepayments and Commitment Reductions.

     (A) Commitment Reductions:

          (a) On the date of receipt thereof by the Borrower of Cash Proceeds from any Asset Sale (other than Asset Sales not exceeding $250,000 in the aggregate during the term of this Agreement), the Commitment shall be permanently reduced by an amount equal to 100% of the Net Cash Proceeds from such Asset Sale.

          (b) On the date of the receipt thereof by the Borrower, the Commitment shall be permanently reduced by an amount equal to 100% of the proceeds (net of underwriting discounts, commissions and other reasonable costs associated therewith) of the incurrence of any Indebtedness by the Borrower, other than Indebtedness permitted by Section 7.04 as in effect on the date hereof.

          (c) On the date of the receipt thereof by the Borrower, the Commitment shall be permanently reduced by an amount equal to 100% of the cash proceeds (net of underwriting discounts, commissions and other reasonable costs associated therewith) of any sale or issuance of its equity (other than the Preferred Stock and proceeds from the exercise of options not to exceed $250,000 during any fiscal year) and 100% of any amount of cash received by the Borrower in connection with any contribution to its capital.

          (d) On the date of receipt thereof by the Borrower of cash proceeds from any Recovery Event, the Commitment shall be permanently reduced by an amount equal to 100% of the proceeds of such Recovery Event (after deducting reasonable expenses in realizing such proceeds), provided that if the Borrower intends to use such insurance proceeds or condemnation award to replace or repair the affected property, the Borrower may use such proceeds or awards (not exceeding $500,000 in aggregate amount during the term of this Agreement) to purchase such replacement property or make such repairs within 30 days after such Recovery Event and shall deliver to the Lender written evidence of the use of such proceeds or award for such purpose.

          (e) The Commitment shall be terminated in full on the earliest to occur of: (i) the Maturity Date, (ii) if the shareholders of the Borrower disapprove of the sale of shares pursuant to the Securities Purchase
     Agreement, 45 days after such disapproval, (iii) the fourth monthly anniversary of the Effective Date, if the shareholders of the Borrower fail, within four months after the Effective Date, to approve or disapprove the sale of securities pursuant to the Securities Purchase Agreement, or
     (iv) the fourth monthly anniversary of the Effective Date, if the purchase of all securities pursuant to the Securities Purchase Agreement does not occur on or before such fourth monthly anniversary (other than by reason of breach by the Purchaser (as defined in the Securities Purchase Agreement) of its obligation under the Securities Purchase Agreement).

     (B) Repayments and Prepayments:

          (a) If on any date the aggregate outstanding principal amount of Loans exceeds the Commitment as then in effect, the Borrower shall repay on such date the principal of Loans in an aggregate amount equal to such excess.

          (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement all then outstanding Loans shall be repaid in full on the Maturity Date.

          (c) The outstanding Loans shall be prepaid with the net proceeds received by the Borrower from the issuance of the Preferred Stock, but such prepayment shall not reduce the amount of the Commitment.

     SECTION 3. Payments.

     3.01 Voluntary Prepayments. The Borrower shall have the right to prepay Loans in whole or in part, without premium or penalty, from time to time on the following terms and conditions: the Borrower shall give the Lender prior to 12:00 noon (New York time) at the Notice Office at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans and the amount of such prepayment.

     3.02 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the Lender not later than 12:00 P.M. (New York time) on the date when due and shall be made in immediately available funds and in lawful money of the United States of America at the Payment Office. Any payments under this Agreement which are made later than 12:00 P.M. (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

     3.03 Net Payments. (a) All payments made by the Borrower will be made without setoff, counterclaim or other defense. All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of the Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of the Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges (all such non-excluded taxes, levies,
imposts,   duties,  fees,   assessments  or  other  charges  being  referred  to
collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse the Lender, upon the written request of the Lender, for taxes imposed on or measured by the net income or profits of the Lender pursuant to the laws of the jurisdiction in which the Lender is organized or in which the principal office or applicable lending office of the Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the Lender is organized or in which the principal office or applicable lending office of the Lender is located and for any withholding of taxes as the Lender shall determine in good faith are payable by, or withheld from, the Lender, in respect of such amounts so paid to or on behalf of the Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of the Lender pursuant to this sentence. The Borrower will furnish to the Lender within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower or, if the relevant taxing authority does not issue such receipts, such other documents of payment as may be reasonably satisfactory to the Lender. The Borrower agrees to indemnify, defend and hold harmless the Lender, and reimburse the Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by the Lender and all costs and expenses incurred in connection with same including, without limitation, attorney's fees and interest and penalties on the Taxes.

     (b) Notwithstanding Section 3.03(a), the Borrower shall not be required to make any payments to the Lender pursuant to Section 3.03(a) unless the Lender complies with the following certification requirements:

          (i) the  Lender  shall,  no later  than the  Initial  Borrowing  Date, deliver to the Borrower two accurate and complete signed originals of Internal Revenue Service Form W-8ECI or any successor thereto (collectively, "Form W-8ECI"), or two accurate and complete signed originals of Internal Revenue Service Form W-8BEN or any successor thereto (collectively, "Form W-8BEN"), as appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive all payments under this Agreement free from withholding of United States federal income tax;

          (ii) the Lender shall deliver to the Borrower two further Form W-8ECIs or Form W-8BENs, as appropriate, on or before the date that any such forms expire or become obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower (other than a change in law that renders such forms inapplicable or which would prevent the Lender from duly completing and delivering any such form) unless the Lender is precluded from delivering such forms; and

          (iii) the Lender shall, to the extent it is legally entitled to do so and the same would not be disadvantageous to it, promptly upon the Borrower's reasonable request to that effect, and at the Borrower's cost and expense, deliver to the Borrower such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish the Lender's exemption from withholding on payments under this Agreement.

     SECTION 4A. Conditions Precedent to Initial Loans. The obligation of the Lender to make Loans hereunder on the Initial Borrowing Date is subject, at the time of the making of such Loans, to the satisfaction of each of the following conditions:

     4A.01 Execution of Agreement. On or prior to the Initial Borrowing Date, this Agreement shall have become effective as provided in Section 10.09.

     4A.02 Fees. On the Initial Borrowing Date, the Borrower shall have paid to the Lender all Fees and expenses (including, without limitation, reasonable fees and expenses of counsel) agreed upon by such parties to be paid on or prior to such date.

     4A.03 Officer's Certificate. On the Initial Borrowing Date, the Lender shall have received a certificate dated such date signed by the President or any Vice President of the Borrower stating that all of the applicable conditions set forth in Sections 4A.05, 4A.06, 4A.07, and 4A.08 exist or have been satisfied as of such date.

     4A.04 Opinions of Counsel. On the Initial Borrowing Date, the Lender shall have received an opinion, addressed to the Lender and dated the Initial Borrowing Date, from Sidley & Austin, special counsel to the Borrower, covering the matters contained in Exhibit A, which opinion shall be in form and substance satisfactory to the Lender.

     4A.05 Adverse Change, etc. On the Initial Borrowing Date, nothing shall have occurred (and the Lender shall have not become aware of any facts or conditions not previously known) which the Lender shall determine (a) has, or is reasonably likely to have, a material adverse effect on the rights or remedies of the Lender, or on the ability of the Lender to perform its obligations to the Borrower, or (b) has, or is reasonably likely to have, a Material Adverse Effect.

     4A.06 Litigation. On the Initial Borrowing Date, there shall be no actions, suits or proceedings pending or threatened (a) with respect to this Agreement or any other Document or the transactions contemplated hereby or thereby or (b) which the Lender shall determine could reasonably be expected to (i) have a Material Adverse Effect or (ii) have a material adverse effect on the rights or remedies of the Lender hereunder or under any other Credit Document.

     4A.07 Approvals. On or prior to the Initial Borrowing Date, all material and necessary governmental and third party approvals intended to be obtained on or prior to the Initial Borrowing Date in connection with the transactions contemplated by this Agreement and the other Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains or prevents such transactions or imposes, in the reasonable judgment of the Lender, materially adverse conditions upon the consummation of such transactions. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon, or materially delaying, or making economically unfeasible, the consummation of the transactions contemplated by this Agreement and the other Documents or otherwise referred to herein or therein.

     4A.08 Transaction Documents. On or prior to the Initial Borrowing Date, the Borrower and an Affiliate of the Lender shall have executed the Securities Purchase Agreement, and all of the Transaction Documents required by the terms of the Securities Purchase Agreement to then be executed and the Borrower shall be in compliance with all of its obligations thereunder.

     4A.09 Previous Bridge Loan; Security Documents. On or prior to the Initial Borrowing Date, all outstanding amounts owing under the Term Note shall, as provided in Section 1.02(b), either be (x) repaid in full, and all security interests and liens relating thereto terminated or assigned to the Lender or (y) purchased or otherwise obtained by the Lender from such Affiliate (in which case the Term Note shall be deemed amended and restated by this Agreement, and be superseded hereby). On the Initial Borrowing Date, the Borrower shall have no Indebtedness or preferred stock outstanding other than as permitted by Section 7.04.

     4A.10 Security Documents. (a) On the Initial Borrowing Date, the Borrower shall have duly authorized, executed and delivered an Amended and Restated
Security Agreement in the form of Exhibit C (as modified, supplemented, extended, renewed, replaced or amended from time to time in accordance with the terms hereof and thereof, the "Security Agreement") covering all of the Borrower's collateral described therein, in each case together with:

          (i) executed copies of financing statements (Form UCC-1) in appropriate form for filing under the UCC of each jurisdiction as may be necessary to perfect the security interests purported to be created by the Security Agreement;

          (ii) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, each of recent date listing all effective financing statements that name the Borrower as debtor and that are filed in the jurisdictions referred to in clause (i) above, together with copies of such other financing statements that name the Borrower as debtor (none of which shall cover the collateral described in the Security Agreement);

          (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the opinion of the Lender, desirable to perfect the security interests intended to be created by the Security Agreement (including, without limitation, filings and registrations with respect to copyrights, patents and trademarks); and

          (iv) evidence that all other actions necessary or, in the opinion of the Lender, desirable to perfect and protect the security interests purported to be created by the Security Agreement have been taken;

     (b) On the Initial Borrowing Date, the Borrower shall have duly authorized, executed and delivered a Collateral Assignment of Intellectual Property in the form of Exhibit B (as modified, supplemented, extended, renewed, replaced or amended from time to time in accordance with the terms hereof and thereof, the "Intellectual Property Assignment") covering all of the Borrower's intellectual property collateral described therein, in each case together with:

          (i) evidence of the completion of all recordings and filings of, or with respect to, the Intellectual Property Assignment as may be necessary or, in the opinion of the Lender, desirable to perfect the security interests intended to be created by the Intellectual Property Assignment (including, without limitation, filings and registrations with respect to copyrights, patents and trademarks); and

          (ii) evidence that all other actions necessary or, in the opinion of the Lender, desirable to perfect and protect the security interests purported to be created by the Intellectual Property Assignment have been taken.

     4A.11 Warrants. On or prior to the Initial Borrowing Date, the Lender shall have received warrants exerciseable into 3,566,667 shares of common stock (at an exercise price of $3.00 per share and otherwise in the form of Exhibit I to the Securities Purchase Agreement).

     4A.12 Split Pea Software Liquidation. On or before the second Borrowing Date, Split Pea Software, Inc. shall have been liquidated on terms and conditions acceptable to the Lender.

     SECTION 4B. Conditions Precedent to All Loans. The obligation of the Lender to make Loans (including Loans on the Initial Borrowing Date) is subject, at the time of the making of each such Loan, to the satisfaction of the following conditions:

     4B.01 No Default; Representations and Warranties. At the time of each such Loan and also after giving effect to the incurrence of Loans on such date, (i) there shall exist no Default or Event of Default, and (ii) all representations and warranties contained herein and in the other Credit Documents in effect at such time shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Loan (it being understood and agreed that any representation or warranty which by its terms is made of a specified date shall be true and correct in all material respects as of such specified date).

     4B.02 Notice of Borrowing. Prior to the making of each Loan, the Lender shall have received a notice of borrowing meeting the requirements of Section 1.02.

     4B.03 Restrictions on Loans. The Borrower shall be in compliance with the restrictions on the making of Loans described in Section 1.01(b).

     4B.04 Security Documents. The Security Documents shall be in full force and effect.

     4B.05 Second Opinion of Counsel. On the Second Borrowing Date, the Lender shall have received an opinion, addressed to the Lender and dated the Second Borrowing Date, from Sidley & Austin, special counsel to the Borrower, covering the creation and perfection of the security interests under the Security Documents, which opinion shall be in form and substance satisfactory to the Lender.

     The acceptance of the proceeds of each Loan by the Borrower (occurring on the Initial Borrowing Date and thereafter) shall constitute a representation and warranty by the Borrower to the Lender that all the conditions specified in
Section 4A (with respect to the Loans on the Initial Borrowing Date) and in this
Section 4B (with respect to Loans on and after the Initial Borrowing Date) and applicable to such Loans exist as of that time. All of the certificates, legal opinions and other documents and papers referred to in Sections 4A and in this
Section 4B, unless otherwise specified, shall be delivered to the Lender at its Notice Office and shall be in form and substance reasonably satisfactory to the Lender.

     SECTION 5. Representations, Warranties and Agreements. In order to induce the Lender to enter into this Agreement and to make the Loans provided for herein, the Borrower makes the following representations and warranties to, and agreements with, the Lender, all of which shall survive the execution and delivery of this Agreement and the making of the Loans (with the occurrence of the Effective Date and the incurrence by the Borrower of the Loans hereunder on the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this Section 5 are true and correct in all material respects on and as of each such date of such Loan unless such representation and warranty expressly indicates that it is being made as of any specific date, in which case such representation and warranty shall be true and correct in all material respects as of such specific date):

     5.01 Borrower Status. The Borrower (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization or formation and has the power and authority to own its property and assets and to transact the business in which it is engaged and (ii) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     5.02 Power and Authority. The Borrower has the power and authority to execute, deliver and carry out and perform the terms and provisions of the Documents to which it is a party and has taken all necessary action to authorize the execution, delivery and performance of the Documents to which it is a party. The Borrower has duly executed and delivered each Document to which it is a party and each such Document constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

     5.03 No Violation. Neither the execution, delivery and performance by the Borrower of the Documents to which it is a party nor compliance by it with the terms and provisions thereof, nor the consummation of the transactions contemplated therein, (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower is a party or by which it or any of its material property or assets are bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents) of the Borrower.

     5.04 Litigation. Except as set forth in Schedule 5.04 hereto, in regards to which there have been no material adverse developments since April 14, 2000, there are no actions, suits or proceedings pending or, to the Borrower's knowledge, threatened with respect to any Credit Document or with respect to the Borrower that are reasonably likely to have a Material Adverse Effect or that could reasonably be expected to have a Material Adverse Effect on the rights or remedies of the Lender or on the ability of the Borrower to perform its obligations to them hereunder, under the other Credit Documents to which it is, or will be, a party. None of the litigation set forth in Schedule 5.04 could reasonably be expected to have a Material Adverse Effect.

     5.05 Use of Proceeds; Margin Regulations. (a) The proceeds of all Loans shall be utilized (i) on the Initial Borrowing Date to effect the refinancing of the bridge loan described in Section 4A.09 and (ii) after the Initial Borrowing Date, for general corporate purposes.

     (b) Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

     5.06 Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for filings that have been obtained or made on or prior to the Initial Borrowing Date and which remain in full force and effect on the Initial Borrowing Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.

     5.07 Investment Company Act. The Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     5.08 Public Utility Holding Company Act. The Borrower is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     5.09 True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to the Lender for purposes of or in connection with this Agreement or any transaction contemplated by the Documents is true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided. There is no fact known to the Borrower or which would be reasonably likely to have a Material Adverse Effect which has not been disclosed herein or in such other documents, certificates and statements furnished to the Lender for use in connection with the transactions contemplated hereby.

     5.10 Financial Condition; Financial Statements; Projections, etc. (a) On and as of the Initial Borrowing Date, on a pro forma basis after giving effect to the incurrence of Loans and to all Indebtedness incurred, and to be incurred, and Liens created, and to be created, by the Borrower in connection therewith,
(x) the sum of the assets, at a fair valuation, of the Borrower taken as a whole will exceed its debts, (y) the Borrower will not have incurred or intended to, or believe that they will, incur debts beyond their ability to pay such debts as such debts mature and (z) the Borrower will not have unreasonably small capital with which to conduct its business. For purposes of this Section 5.10(a), "debt" means any liability on a claim, and "claim" means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     (b) Except as set forth in Schedule 5.10(b), since December 31, 1999, nothing has occurred that has had or could reasonably be expected to have a Material Adverse Effect.

     (c) On and as of the Initial Borrowing Date, the budgets, projections and pro forma financial information delivered to the Lender prior to the Initial Borrowing Date have been prepared in good faith and based on reasonable assumptions, and there are no statements or conclusions in the budgets and projections which are based upon or include information known to the Borrower to be misleading in any material respect or which fail to take into account material information known to the Borrower regarding the matters reported therein. On the Initial Borrowing Date, the Borrower believes that the Projections and pro forma financial information are reasonable, it being recognized by the Lender, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections may differ from the projected results and that the differences may be material.

     (d) The budgets and projections delivered to the Lender after the Initial Borrowing Date (including each budget submitted pursuant to Section 1 in connection with a Borrowing) will be prepared in good faith and based on reasonable assumptions, and there will be no statements or conclusions therein which are based upon or include information then known to the Borrower to be misleading in any material respect or which fail to take into account material information then known to the Borrower regarding the matters reported therein.

     (e) As of the Initial Borrowing Date (i) there were no liabilities or obligations with respect to the Borrower of a nature (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, could reasonably be expected to be material to the Borrower taken as a whole, and (ii) the Borrower does not know of any basis for the assertion against it of any liability or obligation of any nature whatsoever which, either individually or in the aggregate, could reasonably be expected to be material to the Borrower.

     5.11 Security Interests. On and after the Initial Borrowing Date, each of the Security Documents creates, as security for the Obligations purported to be secured thereby, a valid and enforceable perfected security interest in and Lien on all of the Collateral subject thereto, superior to and prior to the rights of all third Persons and subject to no other Liens (except (x) to the extent expressly set forth in the Security Documents and (y) that the Collateral may be subject to the security interests evidenced by Permitted Liens).

     5.12 Compliance with Statutes, etc. The Borrower is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     5.13 Tax Returns and Payments. The Borrower has filed all federal and state income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all federal and state income taxes and all other material taxes and assessments payable by it which have become due, except for those contested in good faith and adequately disclosed and fully provided for on the financial statements of the Borrower in accordance with GAAP. The Borrower has at all times paid, or has provided adequate reserves (in the good faith judgment of the management of the Borrower) for the payment of, all federal, state and material local and foreign income taxes applicable for all prior fiscal years and for the current fiscal year to date. There is no material action, suit, proceeding, investigation, audit or claim now pending or, to the knowledge of the Borrower threatened by any authority regarding any taxes relating to the Borrower. As of the Initial Borrowing Date, the Borrower has not entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Borrower, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Borrower not to be subject to the normally applicable statute of limitations.

     5.14 Subsidiaries. Borrower has no Subsidiaries.

     5.15 Representations and Warranties in Transaction Documents. Each of the representations and warranties contained in the Transaction Documents is true and correct (unless such representation and warranty shall be true and correct as of a specific date, in which case such representation and warranty shall be true and correct in all material respects as of such date).

     5.16 Patents, etc. The Borrower possesses all material patents, trademarks, service marks, trade names, copyrights and licenses, free from burdensome restrictions, that are used for the operation of its business as presently conducted.

     SECTION 6. Affirmative Covenants. The Borrower hereby covenants and agrees that as of the Effective Date and thereafter for so long as this Agreement is in effect and until the Commitment has terminated and the Loans, together with interest, Fees and all other monetary Obligations incurred hereunder, are paid in full:

     6.01 Information Covenants. The Borrower will furnish to the Lender:

          (a) Annual Financial Statements. Within 90 days after the close of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower, as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year, in each case setting forth comparative consolidated figures for the preceding fiscal year, and in the case of the consolidated financial statements, examined by one (1) of the "Big-5" independent certified public accountants of recognized national standing whose opinion shall not be qualified as to the scope of audit, together with a certificate of such accounting firm stating that in the course of its regular audit of the business of the Borrower, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge of any Default or Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof.

          (b) Quarterly Financial Statements. As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, the consolidated balance sheet of the Borrower, as at the end of such quarterly accounting period and the related consolidated statements of income and retained earnings and of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, and where applicable, setting forth comparative consolidated figures for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer or controller of the Borrower, subject to changes resulting from audit and normal year-end audit adjustments.

          (c) Monthly Reports. As soon as practicable, and in any event within 30 days after the end of each monthly accounting period of each fiscal year of the Borrower (other than the last monthly accounting period in such fiscal year), monthly reports in a form reasonably satisfactory to the Lender, in conformity with the requirements of the Section 8.2 (a) of the Securities Purchase Agreement.

          (d) Budgets. No later than the end of each fiscal year of the Borrower commencing after the date hereof, a cash flow budget by month of the Borrower for the following fiscal year in reasonable detail satisfactory to the Lender.

          (e) Officer's Certificates. At the time of the delivery of the financial statements provided for in Sections 6.01(a) (b) and (c), a certificate of the chief financial officer of the Borrower to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate, in the case of the certificate delivered pursuant to Sections 6.01(a) and (b), shall set forth the calculations required to establish whether the Borrower was in compliance with the provisions of Section 7.05 as at the end of such fiscal quarter or year, as the case may be.

          (f) Notice of Default or Litigation. Promptly, and in any event within five Business Days after the Borrower obtains knowledge thereof, notice of
     (x) the occurrence of any event which constitutes a Default or an Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto or (y) the commencement of or any significant development in any litigation or governmental proceeding pending against the Borrower which is likely to have a Material Adverse Effect or is likely to have a material adverse effect on the ability of the Borrower to perform its obligations hereunder, under any other Credit Document or any Transaction Document.

          (g) Auditors' Reports. Promptly upon receipt thereof, a copy of each final report or "management letter" submitted to the Borrower by its independent accountants in connection with any annual, interim or special audit made by it of the books of the Borrower.

          (h) Other Reports and Filings. Promptly after the filing or delivery thereof, copies of all financial information, proxy materials and reports, if any, which the Borrower shall publicly file with the SEC.

          (i) Environmental Matters. Promptly after any senior or executive officer of the Borrower obtains knowledge thereof, notice of one or more of the following environmental matters, unless such environmental matters could not, individually or when aggregated with all other such environmental matters, be reasonably expected to have a Material Adverse
     Effect:

               (i) any pending or threatened Environmental Claim against the Borrower or any Real Property owned, leased or operated by the Borrower;

               (ii) any condition or occurrence on or arising from any Real Property owned, leased or operated by the Borrower that (a) results in noncompliance by the Borrower with any applicable Environmental Law or
          (b) could reasonably be expected to form the basis of an Environmental Claim against the Borrower or any such Real Property;

               (iii) any condition or occurrence on any Real Property owned, leased or operated by the Borrower that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by the Borrower of such Real Property under any Environmental Law; and

               (iv) the taking of any removal or remedial  action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned, leased or operated by the Borrower as required by any Environmental Law or any governmental or other administrative agency; provided, that in any event the Borrower shall deliver to the Lender all notices received by the Borrower from any government or governmental agency under, or pursuant to, CERCLA which identify the Borrower as potentially responsible parties for remediation costs or which otherwise notify the Borrower of potential liability under CERCLA. All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Borrower's response thereto.

          (j) Other Information. From time to time, such other information or documents (financial or otherwise) as the Lender may reasonably request.

     6.02 Books, Records and Inspections. The Borrower will permit, upon reasonable notice to the Borrower, officers and designated representatives of the Lender to visit and inspect any of the properties or assets of the Borrower in whomsoever's possession, and to examine the books of account of the Borrower and discuss the affairs, finances and accounts of the Borrower with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Lender may desire.

     6.03 Payment of Taxes. The Borrower will pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien not otherwise permitted pursuant to Section 7.03 or charge upon any properties of the Borrower, provided that the Borrower shall not be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if payment of same is not a condition precedent to being able to contest same and, if not such a condition, if it has maintained adequate reserves with respect thereto in accordance with GAAP.

     6.04 Existence; Franchises. The Borrower will do or cause to be done, all things necessary to preserve and keep in full force and effect its existence, material rights, franchises, licenses, patents and authority, provided that any transaction permitted by Section 7.02 or any failure which would not, individually or in the aggregate, have a Material Adverse Effect will not constitute a breach of this Section 6.04.

     6.05 Compliance with Statutes, etc. The Borrower will comply in all material respects with all applicable statutes (including, without limitation, all applicable Environmental Laws), regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property except for such non-compliance which could not reasonably be expected to have a Material Adverse Effect or could not reasonably be expected to have a material adverse effect on the ability of the Borrower to perform its obligations under any Credit Document and/or Transaction Document to which it is a party.

     6.06 Good Repair. The Borrower will ensure that its material properties and equipment used or useful in its business in whomsoever's possession they may be, are kept, in all material respects, in good repair, working order and condition, normal wear and tear excepted.

     6.07 End of Fiscal Years; Fiscal Quarters. The Borrower will, for financial reporting and tax purposes, cause (i) each of its fiscal years to end on December 31 of each year and (ii) each of its fiscal quarters to end on March 31, June 30, September 30 and December 31 of each year.

     6.08 Use of Proceeds. All proceeds of the Loans shall be used as provided in Section 5.05.

     6.09 Corporate  Formalities.  The Borrower will satisfy customary corporate
formalities,   including  the  holding  of  regular  board  of  directors'   and
shareholders' meetings and the maintenance of corporate offices and records.

     6.10 Compliance with Environmental Laws. (a) The Borrower will comply with all Environmental Laws applicable to the ownership or use of its Real Property now or hereafter owned, leased or operated by the Borrower except such non-compliances as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws. The Borrower will not generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of Hazardous Materials on any Real Property now or hereafter owned, leased or operated by the Borrower, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, except for Hazardous Materials generated, used, treated, stored, released or disposed of at any such Real Properties in compliance in all material respects with all applicable Environmental Laws and reasonably required in connection with the operation, use and maintenance of the business or operations of the Borrower.

     (b) At any time that the Borrower  gives  notice to the Lender  pursuant to
Section 6.01(i), then at the reasonable written request of the Lender, the Borrower will provide, at the sole expense of the Borrower, an environmental site assessment report concerning any Real Property owned, leased or operated by the Borrower, prepared by an environmental consulting firm reasonably approved by the Lender, indicating the presence or absence of Hazardous Materials and the potential cost of any removal or remedial action in connection with such Hazardous Materials on such Real Property. If the Borrower fails to provide the same within ninety (90) days after such request was made, the Lender may order the same, the cost of which shall be borne by the Borrower, and the Borrower shall grant and hereby grant to the Lender and its agents access to such Real Property and specifically grant the Lender an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment at any reasonable time upon reasonable notice to the Borrower, all at the sole and reasonable expense of the Borrower.

     6.11 Performance of Obligations. The Borrower will perform all of its obligations under the terms of each material agreement, contract or instrument by which it is bound, except such non-performances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     SECTION 7. Negative Covenants. The Borrower hereby covenants and agrees that as of the Effective Date and thereafter for so long as this Agreement is in effect and until the Commitment has terminated and the Loans, together with interest, Fees and all other Obligations incurred hereunder, are paid in full:

     7.01 Business. The Borrower will not engage (directly or indirectly) in any business other than the type of business in which the Borrower is engaged on the Effective Date and reasonable extensions thereof.

     7.02 Consolidation, Merger, Sale or Purchase of Assets, etc. The Borrower will not wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation, or sell or otherwise dispose of all or any part of its property or assets (other than inventory in the ordinary course of business), or enter into any sale-leaseback transactions, or purchase, lease or otherwise acquire all or any part of the property or assets of any Person (other than purchases of inventory in the ordinary course of business), or agree to do any of the foregoing at any future time, except that the following shall be permitted:

          (a) Capital Expenditures to the extent within the limitations set forth in Section 7.05;

          (b) the investments, acquisitions and transfers or dispositions of properties permitted pursuant to Section 7.06;

          (c) the Borrower may lease (as lessee) real or personal property in the ordinary course of business (so long as such lease does not create a Capitalized Lease Obligation not otherwise permitted by Section 7.04(b); and

          (d) the transactions contemplated by the Transaction Documents.

     7.03 Liens. The Borrower will not create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible) of the Borrower whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to the Borrower) or assign any right to receive income, or file or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this
Section 7.03 shall not prevent the creation, incurrence, assumption or existence of the following (with such Liens described below being herein referred to as "Permitted Liens"):

          (a) Liens for taxes, assessments or governmental charges or rules not yet due or Liens for taxes, assessments or governmental charges or rules being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Borrower) have been established in accordance with GAAP;

          (b) Liens in respect of property or assets of the Borrower imposed by law which were incurred in the ordinary course of business and do not secure indebtedness for borrowed money, such as carriers', warehousemen's and mechanics' Liens, statutory landlord's Liens, and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Borrower taken as a whole or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien;

          (c) Liens created by or pursuant to the Security Documents or other Liens in favor of the Lender;

          (d) Liens in existence on the Initial Borrowing Date which are listed, and the property subject thereto described, in Schedule I, but only to the respective date, if any, set forth in such Schedule I for the removal, replacement and termination of any such Liens, plus renewals, replacements, refinancings and extensions of such Liens to the extent set forth on
     Schedule I;

          (e) Liens arising from judgments, decrees or attachments (or securing of appeal bonds with respect thereto) in circumstances not constituting an Event of Default under Section 8.09, provided that no cash or property (other than proceeds of insurance payable by reason of such judgments, decrees or attachments) is deposited or delivered to secure any respective judgment or award, or any appeal bond in respect thereof, the fair market value of which exceeds $10,000;

          (f) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety bonds (other than appeal bonds), bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money), provided that the aggregate amount of deposits at any time pursuant to this clause (f) shall not exceed $25,000;

          (g) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Borrower; and

          (h) Liens arising from UCC financing statements regarding operating leases and Liens securing Capitalized Lease Obligations permitted by this Agreement.

     7.04 Indebtedness. The Borrower will not contract, create, incur, assume or suffer to exist any Indebtedness, except:

          (a) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

          (b) Capitalized Lease Obligations of the Borrower provided that the aggregate amount of Indebtedness incurred pursuant to this clause (b) after the date hereof shall not exceed $400,000 at any time; and

          (c) A letter of credit in a stated amount not to exceed $1,200,000.

     7.05 Capital Expenditures. The Borrower will not incur Capital Expenditures in any fiscal year of the Borrower in excess of the lesser of (i) $2,000,000 or
(ii) the amount set forth in the most recent cash flow budget for such year provided by the Borrower to the Lender and acceptable to the Lender.

     7.06 Advances, Investments and Loans. The Borrower will not, directly or indirectly, lend money or give credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold cash or Cash Equivalents (each of the foregoing an "Investment" and, collectively, "Investments"), except that the following shall be permitted:

          (a) the Borrower may acquire and hold accounts receivables owing it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

          (b) loans and advances to employees in an aggregate principal amount not to exceed $100,000 at any time outstanding shall be permitted; and

          (c) the Borrower may hold cash in deposit accounts in the ordinary course of business and Cash Equivalents provided that so long as any Loan is outstanding such cash and Cash Equivalents may not be in excess of $500,000 (other than such cash and Cash Equivalents representing proceeds of a Loan pending the application thereof).

     7.07 Dividends, etc. The Borrower will not authorize, declare or pay any dividends (other than dividends payable solely in capital stock of the Borrower) or return any capital to its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares), or set aside any funds for any of the foregoing purposes, as the case may be, now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock) (all of the foregoing "Dividends"), other than payments of Dividends on the Preferred Stock.

     7.08 Transactions with Affiliates. The Borrower will not enter into any transaction or series of transactions after the Initial Borrowing Date whether or not in the ordinary course of business, with any Affiliate of the Borrower; provided, that the foregoing restrictions shall not apply to (i) advances to employees of the Borrower to the extent permitted by Section 7.06(b), (ii) employment arrangements (including arrangements made with respect to bonuses) entered into in the ordinary course of business, or (iii) the transactions contemplated by the Transaction Documents.

     7.09 Prohibition on Creation of Subsidiaries. The Borrower shall not be permitted to establish, create or acquire any Subsidiary or Subsidiaries.

     SECTION 8. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

     8.01 Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment after notice of any interest on the Loans or any Fees or any other amounts owing hereunder or under any other Credit Document; or

     8.02 Representations, etc. Any representation, warranty or statement made by the Borrower herein or in any other Document or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

     8.03 Covenants. The Borrower shall (a) default in the due performance or observance by it of any term, covenant or agreement contained in Section 6.01(e)(x) or Section 7, or (b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 8.01, 8.02 or clause (a) of this Section 8.03) contained in this Agreement and such default shall continue unremedied for a period of 10 days after notice to the Borrower by the Lender; or

     8.04 Default Under Other Agreements. (a) The Borrower shall (i) default in any payment with respect to any Indebtedness (other than the Obligations) beyond the period of grace, if any, applicable thereto or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such Indebtedness to become due prior to its stated maturity or (b) any such Indebtedness of the Borrower shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not constitute a Default or an Event of Default pursuant to this
Section 8.04 unless the principal amount of any one issue of such Indebtedness exceeds $250,000 in the aggregate; or

     8.05  Bankruptcy,  etc.  The  Borrower  shall  commence  a  voluntary  case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower and the petition is not controverted within 30 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower; or the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower; or there is commenced against the Borrower any such proceeding which remains undismissed for a period of 60 days; or the Borrower is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; the Borrower suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower for the purpose of effecting any of the foregoing; or

     8.06 Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect, or shall cease to give the Lender the Liens, rights, powers and privileges purported to be created thereby superior to and prior to the rights of all third Persons (except as permitted by Section 7.03), and subject to no other Liens (except as permitted by Section 7.03), or the Borrower shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any such Security Document and such default shall continue beyond the period of grace, if any, specifically applicable thereto pursuant to the terms of such Security Document; or

     8.07 Judgments. One or more judgments or decrees shall be entered against the Borrower involving a liability in the aggregate (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 30 consecutive days, and the aggregate amount of all such judgments equals or exceeds $250,000; or

     8.08 Change of Control. A Change of Control shall occur; or

     8.09 Transaction Documents. The Borrower shall default in the observance or performance in any material respect of any Transaction Document; provided, however if such default is capable of being cured such default shall not have been remedied within 30 days of such default;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Lender may by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Lender, to enforce its claims against the Borrower, except as otherwise specifically provided for in this Agreement (provided that, if an Event of Default specified in Section 8.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Lender as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Commitment terminated, whereupon the Commitment shall forthwith terminate immediately; (ii) declare the principal of and any accrued interest in respect of all Loans and all Obligations owing hereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and (iii) enforce any or all of the Liens and security interests created pursuant to the Security Documents.

     SECTION 9. Definitions. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

     "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including, but not limited to, all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (i) to vote 5% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, for purposes of this Agreement, neither the Lender nor its Affiliates shall be deemed Affiliates of the Borrower.

     "Agreement" shall mean this Credit Agreement, as the same may be from time to time modified, amended and/or supplemented.

     "Applicable Base Rate Margin" shall mean 2.00%.

     "Applicable Eurodollar Margin" shall mean 3.00%.

     "Asset Sale" shall mean the sale, transfer or other disposition by the Borrower to any Person of any asset of the Borrower (other than sales, transfers or other dispositions (i) in the ordinary course of business of inventory or
(ii) made in connection with the purchase by the Borrower of replacement equipment pursuant to Section 2.11(c) of the Security Agreement in an amount not exceeding $500,000 during the term of this Agreement).

     "Bankruptcy Code" shall have the meaning provided in Section 8.05.

     "Base Rate" at any time shall mean the higher of (i) the rate which is 1/2 of 1% in excess of the Federal Funds Rate and (ii) the Prime Lending Rate.

     "Base Rate Loan" shall mean each Loan bearing interest at the rates provided in Section 1.04(a).

     "Borrower" shall have the meaning provided in the preamble of this Agreement.

     "Borrowing" shall mean the incurrence of one Type of Loan by the Borrower from the Lender on a given date (or resulting from conversions on a given date).

     "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in the City of New York or Boston, Massachusetts a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in U.S. dollar deposits in the interbank Eurodollar market.

     "Capital Expenditures" shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capital Leases but excluding any amount representing capitalized interest) by the Borrower during that period that, in conformity with GAAP, are or are required to be included in the property, plant or equipment reflected in the consolidated balance sheet of the Borrower.

     "Capital Lease" as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

     "Capitalized Lease Obligations" as applied to any Person, shall mean all obligations under Capital Leases of such Person or any of its Subsidiaries in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

     "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Ratings Services or Moody's Investors Service, Inc., (iii) Dollar denominated time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company having, a long-term unsecured debt rating of at least "A" or the equivalent thereof from Standard & Poor's Ratings Services or "A2" or the equivalent thereof from Moody's Investors Service, Inc. with maturities of not more than six months from the date of acquisition by such Person, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (iii) above, (v) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor's Ratings Services or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing not more than six months after the date of acquisition by such Person and (vi) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above.

     "Cash Proceeds" shall mean, with respect to any Asset Sale, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Sale, but only as and when so received) received by the Borrower from such Asset Sale.

     "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq.

     "Change of Control" shall mean (i) any Person or group (as such term is used under the Exchange Act) of Persons (other than the Lender or its Affiliates) owns (beneficially or of record) more than 15% of the voting equity interest in the Borrower's capital stock, assuming the exercise of all securities exercisable, convertible or exchangeable for or into common equity interests held by such Person or group, and (ii) during any period of 12 consecutive calendar months after the Effective Date, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders or members, as the case may be, of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such Board of Directors then in office.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

     "Commitment" shall mean $20,000,000, as the same may be reduced or terminated pursuant to Sections 2.02, 2.03 or 8.

     "Contingent Obligations" shall mean, as to any Person, any obligation of such Person guaranteeing or intending to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof, provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each of the Security Documents and any documents executed in connection therewith.

     "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

     "Dividends" shall have the meaning provided in Section 7.07.

     "Documents" shall mean and include the Credit Documents and the Transaction Documents.

     "Effective Date" shall have the meaning provided in Section 10.09.

     "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

     "Environmental Law" shall mean any Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guideline, written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C.
Section 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 et seq.; the Emergency Planning and the Community
Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. Section 1801 et seq. and the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq.; and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

     "Eurodollar Loans" shall mean each Loan bearing interest at the rates provided in Section 1.04(b).

     "Eurodollar Rate" shall mean with respect to any Borrowing of Eurodollar Loans for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Lender from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period.

     "Event of Default" shall have the meaning provided in Section 8.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect on the date of this Agreement; it being understood and agreed that determinations in accordance with GAAP for purposes of Section 7.09, including defined terms as used therein, are subject (to the extent provided therein) to Section 10.06(a).

     "Hazardous Materials" shall mean (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contained electric fluid containing levels of polychlorinated biphenyls and/or radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar meaning and regulatory effect, under any applicable Environmental Law; and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority.

     "Indebtedness" of any Person shall mean, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such indebtedness has been assumed, (v) all Capitalized Lease Obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vii) all net obligations of such Person under interest rate hedging agreements and similar derivatives agreement and
(viii) all Contingent Obligations of such Person, provided that Indebtedness shall not include trade payables, deferred revenue, taxes and accrued expenses, in each case arising in the ordinary course of business.

     "Initial Borrowing Date" shall mean the date upon which the initial Borrowing of Loans occurs.

     "Intellectual  Property  Assignment"  shall have the meaning  specified  in
Section 4A.10(b).

     "Interest Expense" shall mean, for any period, total interest expense (including that attributable to Capital Leases in accordance with GAAP) of the Borrower on a consolidated basis with respect to all outstanding Indebtedness of the Borrower, including, without limitation, all capitalized interest.

     "Interest Period" with respect to any Eurodollar Loan shall mean the interest period applicable thereto, as determined pursuant to Section 1.05.

     "Investment" shall have the meaning provided in Section 7.06.

     "Leasehold" of any Person shall mean all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

     "Lender" shall have the meaning provided in the preamble of this Agreement.

     "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

     "Loan" shall have the meaning provided in Section 1.01.

     "Margin Stock" shall have the meaning provided in Regulation U.

     "Material Adverse Effect" shall mean a material adverse effect on the business, property, assets, liabilities, operations, condition (financial or otherwise) or prospects of the Borrower.

     "Maturity Date" shall mean April 14, 2003.

     "Net Cash Proceeds" shall mean, with respect to any Asset Sale, the Cash Proceeds resulting therefrom net of reasonable expenses of sale (including payment of principal, premium and interest of other Indebtedness secured by the assets the subject of the Asset Sale and required to be, and which is, repaid under the terms thereof as a result of such Asset Sale), and incremental taxes paid or payable as a result thereof.

     "Net Income" shall mean, for any period, the net income (or loss) of the Borrower on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, provided that there shall be excluded the income (or loss) of any Person in which any other Person (other than the Borrower) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower by such Person during such period.

     "Notice Office" shall mean the office of the Lender designated to the Borrower in writing from time to time.

     "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Lender pursuant to the terms of this Agreement or any other Credit Document.

     "Payment Office" shall mean the office of the Lender designated to the Borrower in writing from time to time.

     "Permitted Liens" shall have the meaning provided in Section 7.03.

     "Person" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

     "Preferred Stock" shall mean the Preferred Stock purchased by an Affiliate of the Lender pursuant to the Securities Purchase Agreement.

     "Prime Lending Rate" shall mean the rate which Bankers Trust Company announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes.

     "RCRA" shall mean the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq.

     "Real Property" of any Person shall mean all of the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

     "Recovery Event" shall mean the receipt by the Borrower of any cash insurance proceeds or condemnation award payable (i) by reason of theft, loss, physical destruction or damage or any other similar event with respect to any property or asset of the Borrower (including without limitation, business interruption insurance), or (ii) by reason of any condemnation, taking, seizing or similar event with respect to any property or asset of the Borrower.

     "Regulation T, U and X" shall mean Regulations T, U and X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

     "SEC" shall mean the Securities and Exchange Commission and any successor thereto.

     "Second Borrowing Date" shall mean the date upon which the second Borrowing of Loans occurs.

     "Securities Purchase Agreement" shall mean the Purchase Agreement by and between the Borrower and the Lender, dated as of April 14, 2000.

     "Security Agreement" shall have the meaning provided in Section 4A.10(b).

     "Security Documents" shall mean the Security Agreement and the Intellectual Property Assignment.

     "Service Agreement" shall have the meaning provided in the Securities Purchase Agreement.

     "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time. Unless otherwise expressly provided, all references herein to "Subsidiary" shall mean a Subsidiary of the Borrower.

     "Taxes" shall have the meaning provided in Section 3.03.

     "Term Note" shall mean the note dated April 5th, 2000 made by the Borrower to the order of BEW, Inc., an affiliate of the Lender.

     "Transaction Documents" shall mean the Securities Purchase Agreement and any other document or instrument entered into in connection therewith, including without limitation the Preferred Stock and all other Documents (as defined in the Securities Purchase Agreement).

     "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, i.e., a Base Rate Loan or Eurodollar Loan.

     "UCC" shall mean the Uniform Commercial Code, as in effect from time to time in the relevant jurisdiction.

     SECTION 10. Miscellaneous.

     10.01 Payment of Expenses, etc. The Borrower agrees to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Lender in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of White & Case LLP) and of the Lender in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of counsel for the Lender); (ii) pay and hold the Lender harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to the Lender) to pay such taxes; and
(iii) indemnify the Lender, its officers, directors, employees, representatives and agents (each an "Indemnified Person") from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses (collectively "Indemnified Liabilities") incurred by any of them (whether asserted by the Borrower or otherwise) as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not the Lender is a party thereto) related to the entering into and/or performance of any Credit Document or the use of the proceeds of any Loans hereunder or the consummation of any transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding (i) any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified, (ii) the reimbursement of amounts paid by an Indemnified Person on any final, non-appealable judgment in the Borrower's favor against such
Indemnified Person by a court of competent jurisdiction, or (iii) the reimbursement of amounts paid by an Indemnified Person seeking indemnification in any settlement of any claim constituting Indemnified Liabilities with a party other than the Borrower which was effected by an Indemnified Person without the prior consent of the Borrower, unless either (x) the Borrower has had reasonable opportunity to defend such Indemnified Person against such claim and has not promptly and diligently prosecuted such defense by counsel reasonably satisfactory to such Indemnified Person or (y) the Borrower has failed to provide evidence reasonably satisfactory to the Lender of the Borrower's financial ability to satisfy its indemnity obligations hereunder in respect of such claim) or (b) the actual or alleged presence of Hazardous Materials in the air, surface water, groundwater, surface or subsurface of any Real Property owned or at any time operated by the Borrower, the generation, storage, transportation or disposal of Hazardous Materials at any location whether or not owned or operated by the Borrower, the non-compliance of any Real Property owned or at any time operated by the Borrower with federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any such Real Property, or any Environmental Claim asserted against the Borrower or any such Real Property, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless the Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

     10.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, if an Event of Default then exists, the Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Lender to or for the credit or the account of the Borrower against and on account of the Obligations and liabilities of the Borrower to the Lender under this Agreement or under any of the other Credit Documents, and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not the Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

     10.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed, faxed or delivered (a) if to the Lender, at its address specified as the Notice Office and (b) if to the Borrower, at the address specified next to the signature of the Borrower below. All such notices and communications shall not be effective until received by the Lender or the Borrower, as the case may be. Each party hereto may, by a notice to the other party in accordance herewith, specify a different address for notices to it hereunder.

     10.04 Assignments. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Borrower may not assign or transfer any of its rights or obligations hereunder without the consent of the Lender.

     10.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower and the Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender to any other or further action in any circumstances without notice or demand.

     10.06 Calculations; Computations. (a) The financial statements to be furnished to the Lender pursuant hereto shall be made and prepared in accordance with GAAP, as in effect on the Initial Borrowing Date, consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lender), provided that except as otherwise specifically provided herein, all computations determining compliance with Section 7.09, including definitions used therein shall utilize accounting principles and policies in accordance with GAAP, as in effect on the Initial Borrowing Date.

     (b) All computations of interest and fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable.

     10.07  GOVERNING LAW;  SUBMISSION TO  JURISDICTION;  VENUE;  WAIVER OF JURY
TRIAL; WAIVER OF CERTAIN CLAIMS. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER THE BORROWER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER THE BORROWER. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER, AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 10.03, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

     (b) THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     (d) THE BORROWER AGREES THAT IT WILL NOT ASSERT AGAINST THE LENDER, AND HEREBY WAIVES, ANY CLAIM FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT, OR ANY OTHER CREDIT DOCUMENT OR TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     10.08 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Lender.

     10.09 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which each of the Borrower and the Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile device) the same to the Lender at its Notice Office.

     10.10 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     10.11 Amendment or Waiver. Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrower and the Lender.

     10.12 Survival. All indemnities set forth herein including, without limitation, in Section 10.01 shall survive the execution and delivery and termination of this Agreement and the making and repayment of the Loans.

                                      * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


Address:                                             PEAPOD, INC.
9933 Woods Drive
Skokie, IL 60077
fax no.: (847) 583-9494
Attention:  Andrew Parkinson                         By:________________________
                                                        Name:
                                                        Title:



                                                     KONINKLIJKE AHOLD NV


                                                     By:________________________
                                                        Name:
                                                        Title: